UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020 (December 1, 2020)

Neurotrope, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38045	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

(Address of principal executive offices)    (Zip code)

(973) 242-0005

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in Neurotrope, Inc.’s (“Neurotrope,””we,” “our,” “us” or the “Company”) definitive proxy statement on Schedule 14A and periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that  the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this Report represent our estimates and assumptions only as of the date of this Report and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events, a change in our views or expectations or otherwise, except as required by federal securities laws.

Explanatory Note

Mergers

On December 1, 2020, Neurotrope, Petros Pharmaceuticals, Inc., a Delaware corporation (“Petros”), PM Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Petros (“Merger Sub 1”), PN Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of Petros (“Merger Sub 2”), and Metuchen Pharmaceuticals LLC, a Delaware limited liability company (“Metuchen”), consummated the transactions (the “Mergers”) contemplated by that certain Agreement and Plan of Merger by and among the Company, Petros, Merger Sub 1, Merger Sub 2 and Metuchen, dated as of May 17, 2020 (the “Original Merger Agreement”), as amended by the First Amendment to the Original Merger Agreement (the “First Amendment”), dated as of July 23, 2020 and the Second Amendment to the Original Merger Agreement, dated as of September 30, 2020 (the “Second Amendment” and, together with the Original Merger Agreement and the First Amendment, the “Merger Agreement”). As a result of the Mergers and following the spin-off of Neurotrope’s wholly-owned subsidiary, Neurotrope Biosciences, Inc., to the holders of Neurotrope Common Stock (as defined below) immediately prior to the Mergers, the Company is now a wholly-owned subsidiary of Petros, an independent company focused on men’s health therapeutics with a full range of commercial capabilities including sales, marketing, regulatory and medical affairs, finance, trade relations, pharmacovigilance, market access relations, manufacturing, and distribution.

Upon consummation of the Mergers, each outstanding common unit or preferred unit of Metuchen was exchanged for a number of shares of Petros common stock, par value $0.0001 per share (the “Petros Common Stock”), equal to 0.4968, which resulted in an aggregate of 4,949,610 shares of Petros Common Stock issued to the holders of Metuchen units in the Mergers. In addition, each holder of Neurotrope common stock, par value $0.0001 per share (the “Neurotrope Common Stock”) received one (1) share of Petros Common Stock for every five (5) shares of Neurotrope Common Stock held, and each holder of Neurotrope preferred stock, par value $0.001 per share (the “Neurotrope Preferred Stock”) received one (1) share of Petros preferred stock (the “Petros Preferred Stock”) for every one (1) share of Neurotrope Preferred Stock held. In addition, each holder of outstanding options to purchase Neurotrope Common Stock or outstanding warrants to purchase Neurotrope Common Stock that were not previously exercised prior to the consummation of the Mergers received equivalent options and warrants to purchase one (1) share of Petros Common Stock for every five (5) shares of Neurotrope Common Stock outstanding pursuant to such options or warrants. On October 29, 2020, the SEC declared effective Petros’ Registration Statement on Form S-4, as amended (File No. 333-240064) (the “Form S-4”) pursuant to which the Petros Common Stock was issued. On November 2, 2020, the Company and Petros filed the definitive proxy statement/prospectus which formed a part of the Form S-4 (the “Proxy Statement/Prospectus”). On December 1, 2020, the Petros Common Stock was approved for listing on the Nasdaq Capital Market and the Neurotrope Common Stock ceased trading on the Nasdaq Capital Market. As a result, on December 2, 2020, regular way trading of the Petros Common Stock commenced on the Nasdaq Capital Market under the symbol “PTPI”.

As a result of the Mergers, the former Neurotrope shareholders collectively own approximately 4,758,133 shares of Petros Common Stock and 500 shares of Petros Preferred Stock and the former Metuchen unit holders collectively own 4,949,610 shares of Petros Common Stock. Accordingly, the former Metuchen unit holders collectively own approximately 51% of Petros and the former Neurotrope shareholders collectively own approximately 49% of Petros.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Merger Agreement, which is filed as Exhibits 2.1, 2.2 and 2.3 to this Report and is incorporated by reference herein.

Spin-Off

As a condition to the Mergers, Neurotrope approved a  transaction (the “Spin-Off”), which became effective on December 7, 2020, whereby (i) any cash in excess of $20,000,000, subject to adjustment as provided in the Merger Agreement, and all of the operating assets and liabilities of Neurotrope not retained by Neurotrope in connection with the Mergers were contributed to Neurotrope Bioscience, Inc. (“Neurotrope Bioscience”), a wholly-owned subsidiary of Neurotrope and (ii) holders of record of Neurotrope Common Stock, Neurotrope Preferred Stock and certain warrants as of November 30, 2020 (the “Spin-Off Record Date”) received a pro rata distribution at the rate of (i) one share of Neurotrope Bioscience common stock for every five shares of Neurotrope Common Stock held, (ii) one share of Neurotrope Bioscience common stock for every five shares of Neurotrope Common Stock issuable upon conversion of Neurotrope Preferred Stock held and (iii) one share of Neurotrope Bioscience common stock for every five shares of Neurotrope Common Stock issuable upon exercise of certain Neurotrope warrants held that are entitled to participate in the Spin-Off pursuant to the terms thereof (collectively, the “Distribution”). Any fractional shares will be paid in cash.

In addition, in connection with the Spin-Off, the holders of Neurotrope’s amended and restated warrants to purchase shares of Neurotrope common stock (the “A&R Warrants”) will receive warrants to purchase shares of Neurotrope Bioscience common stock at the ratio of one share of Neurotrope Bioscience common stock for every five shares of Neurotrope Common Stock issuable upon exercise of such A&R Warrants held as of the Spin-Off Record Date (collectively, the “Spin-Off Warrants”).

On December 7, 2020, Neurotrope Bioscience filed an amended and restated certificate of incorporation which, among other things, changed its name to Synaptogenix, Inc. (“Synaptogenix”). Neurotrope expects that the Synaptogenix common stock will be quoted on the OTCQB market of the OTC Markets Group, Inc. under a symbol that is yet to be determined.

Item 1.01	Entry into a Material Definitive Agreement.

Separation and Distribution Agreement

On December 6, 2020, Neurotrope and Neurotrope Bioscience entered into the Separation and Distribution Agreement (the “Separation Agreement”) that sets forth Neurotrope’s agreements with Neurotrope Bioscience regarding the principal transactions necessary to separate Neurotrope Bioscience from Neurotrope, including: (i) the contribution of cash in excess of $20,000,000, as adjusted pursuant to the Merger Agreement, and all of the operating assets and liabilities not retained by Neurotrope in connection with the Merger to Neurotrope Bioscience and (ii) the Distribution. The Separation Agreement also sets forth the other provisions that govern certain aspects of Neurotrope’s relationship with Neurotrope Bioscience after the completion of the Spin-Off and provides for the allocation of assets, liabilities and obligations between Neurotrope Bioscience and Neurotrope in connection with the Spin-Off.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement, which is filed as Exhibit 10.1 to this Report and is incorporated by reference herein.

Tax Matters Agreement

On December 6, 2020, Neurotrope entered into a Tax Matters Agreement with Neurotrope Bioscience (the “Tax Matters Agreement”) that generally governs the parties’ respective rights, responsibilities and obligations after the Spin-Off with respect to taxes. Under the Tax Matters Agreement, Neurotrope will be liable for and shall indemnify Neurotrope Bioscience from all taxes of Neurotrope for any taxable period and any transfer taxes for which Neurotrope is responsible as a result of the Spin-Off. Neurotrope Bioscience will be liable for and shall indemnify Neurotrope from (i) all taxes, other than transfer taxes of Neurotrope for any pre-Spin-Off tax period to the extent they are attributable to Neurotrope Bioscience (ii) all taxes, other than transfer taxes, of Neurotrope Bioscience for any taxable period other than a pre-Spin-Off tax period, (iii) from all taxes, other than transfer taxes, of Neurotrope related to the recapture of any “dual consolidated loss” and (iv) any transfer taxes for which it is responsible as a result of the Spin-Off.

The foregoing description of the Tax Matters Agreement is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement, which is filed as Exhibit 10.2 to this Report and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note of this Report is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note of this Report is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information provided in the Explanatory Note of this Report is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2020 (the “Separation Date”), Charles S. Ryan, J.D., Ph.D. was terminated from his employment with Neurotrope and Neurotrope Bioscience, including his positions as the Chief Executive Officer of Neurotrope and any and all other positions that Dr. Ryan held with Neurotrope, Neurotrope Biosciences, or any of Neurotrope’s subsidiaries or other affiliated entities.

In connection with Dr. Ryan’s termination, Neurotrope Bioscience and Dr. Ryan entered into a Separation Agreement, dated as of the Separation Date (the “Separation Agreement”). Pursuant to the Separation Agreement, Dr. Ryan will be entitled to receive the following separation benefits in consideration of, and subject to, Dr. Ryan’s compliance with his continuing obligations under the Separation Agreement and all other agreements between Dr. Ryan and the Company, and provided that Dr. Ryan does not revoke the Separation Agreement: (i) payment of twelve (12) months of Dr. Ryan’s base salary as of the Separation Date; (ii) a cash bonus in an amount equal to $225,000; and (iii) payment of Dr. Ryan’s COBRA premiums for the period starting on the Separation Date and ending on the earliest to occur of (x) 12 months following the Separation Date; (y) the date Dr. Ryan is no longer eligible under COBRA and (z) the date that Dr. Ryan obtains employment that offers group health benefits. Additionally, as of the Effective Date (defined below) options to purchase 432,905 shares of the Company’s common stock held by Dr. Ryan shall vest and become immediately exercisable.

The Separation Agreement also contains a general release of any and all claims that Dr. Ryan had or could have had against the Company and the other Company Releasees (as defined in the Separation Agreement). Dr. Ryan may revoke the Separation Agreement within seven days of the Separation Date, and, if Dr. Ryan does not revoke the Separation Agreement within such seven-day period, it will become effective on the eighth day following the Separation Date (the “Effective Date”). In the event that Dr. Ryan revokes the Separation Agreement, it will not be effective and Dr. Ryan will not be entitled to receive the separation benefits provided for thereunder.

Item 8.01	Other Events.

On December 2, 2020, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Report no later than 71 calendar days after the date this Report on Form 8-K was required to be filed.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of May 17, 2020, by and among Petros Pharmaceuticals, Inc., Neurotrope, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc. and Metuchen Pharmaceuticals LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 18, 2020).
2.2	First Amendment to Agreement and Plan of Merger, dated as of July 23, 2020, by and between Petros Pharmaceuticals, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc., Neurotrope, Inc. and Metuchen Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 24, 2020).
2.3	Second Amendment to Agreement and Plan of Merger, dated as of September 30, 2020, by and between Petros Pharmaceuticals, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc., Neurotrope, Inc. and Metuchen Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 30, 2020).
10.1†*	Separation and Distribution Agreement, dated as of December 6, 2020, by and between Neurotrope, Inc. and Neurotrope Bioscience, Inc.
10.2†	Tax Matters Agreement, dated as of December 6, 2020, by and between Neurotrope, Inc. and Neurotrope Bioscience, Inc.
99.1†	Press Release issued on December 2, 2020.

†       Filed herewith.

*       Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or exhibit as a supplement to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: December 7, 2020	By:	/s/ Robert Weinstein
Name: Robert Weinstein
Title: Chief Financial Officer, Executive Vice President, Secretary and Treasurer